UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 6, 2001



                                  iEXALT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




          NEVADA                      00-09322                    75-1667097
(STATE OF INCORPORATION)      (COMMISSION FILE NUMBER)          (IRS EMPLOYER
                                                             IDENTIFICATION NO.)



                        12000 AEROSPACE AVENUE, SUITE 375
                              HOUSTON, TEXAS 77034
    (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)


                                 (281) 464-8400
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS

        iExalt, Inc., a Nevada corporation ("iExalt"), announced an agreement to a capital investment by Woodcrest Capital II Limited Partnership of up to $6,000,000. With this private placement agreement iExalt has exceeded its capital formation goals set in September, 2000. Please see the attached press release by iExalt announcing the long term funding agreement.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


        (c) Exhibits.

                   The following exhibits are filed herewith:


                   EXHIBIT NO.                      DESCRIPTION
                   ----------                       -----------
                      99.1              Press Release, dated February 26, 2001



                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


DATE: March 6, 2001.                      iExalt, Inc.




                                          By: /s/ CHRIS L. SISK
                                                  Chris L. Sisk
                                                  Executive Vice President and
                                                  Primary Financial Officer

                                INDEX TO EXHIBITS

        The following exhibits are filed herewith:


                   EXHIBIT NO.                      DESCRIPTION
                   ----------                       -----------
                      99.1              Press Release, dated February 26, 2001